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                             LIR LIQUID ASSETS FUND
                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 22, 1999

                                                                February 3, 2000

Dear Investor,

      Mitchell Hutchins Asset Management Inc. has decided to waive its entire management fees (0.03%) from the Fund so that the effective total fund operating expenses will be 0.18%. This voluntary waiver may be discontinued in the future.